UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 2, 2005


                          VALLEY FORGE SCIENTIFIC CORP.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


                                  PENNSYLVANIA
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


            001-10382                               23-2131580
      ------------------------           ------------------------------------
      (Commission File Number)           (IRS Employer Identification Number)


             136 Green Tree Road, Suite 100 Oaks, Pennsylvania 19456
             -------------------------------------------------------
                    (Address of principal executive offices)


                                 (610) 666-7500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 2, 2005, Valley Forge Scientific Corp., a Pennsylvania corporation ("Valley Forge"), Synergetics Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Valley Forge (the "MergerSub"), and Synergetics, Inc., a Missouri corporation ("Synergetics"), entered into a definitive Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, MergerSub will be merged with and into Synergetics (the "Merger"), and the Synergetics' shareholders will receive, in the aggregate, approximately 16 million fully paid and nonassessable shares of Valley Forge's common stock, no par value ("Valley Forge Common Stock"). In addition, upon completion of the Merger, Valley Forge will assume all options then outstanding under Synergetics' existing equity incentive plan, each of which will be exercisable for a number of shares of Valley Forge Common Stock (and at an exercise price) adjusted to reflect the per share consideration received by Synergetics' shareholders in the Merger. Completion of the Merger is subject to several conditions, including approval by the shareholders of each company, effectiveness of a Form S-4 registration statement to be filed with the Securities and Exchange Commission ("SEC"), and other customary closing conditions. The transaction is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. Additionally, the Merger Agreement may be terminated by Valley Forge or Synergetics upon the occurrence or failure to occur of certain events, including a failure of the Merger to be consummated by September 30, 2005. In the event of such a termination, under certain circumstances, Valley Forge and Synergetics may be required to pay each other a break-up fee as set forth in the Merger Agreement.

Certain directors, executive officers and shareholders of Valley Forge holding approximately 35 percent of outstanding shares of Valley Forge's common stock and directors and executive officers of Synergetics holding approximately 19 percent of shares of Synergetics' common stock have agreed to vote in favor of the merger, pursuant to voting agreements dated May 2, 2005. A majority of the outstanding shares of the Valley Forge Common Stock, and two-thirds of the outstanding shares of Synergetics' common stock are required to approve the Merger. The foregoing description of the voting agreements is qualified in its entirety by reference to the full text of the voting agreements.

The Merger Agreement provides that the board of directors of Valley Forge following the Merger will consist of seven directors, including two current directors of each of Valley Forge and Synergetics and three additional independent directors. Four of the seven directors will be independent.

The Merger was announced in a press release issued on May 3, 2005, which release is set forth in Exhibit 99.1 attached hereto and is incorporated herein by reference.

The foregoing summary of the proposed transaction and the Merger Agreement is subject to, and qualified in its entirety by the Merger Agreement and voting agreements dated May 2, 2005 and the press release, issued by Valley Forge on May 3, 2005, and attached as Exhibits 2.1, 10.1, 10.2, 99.1 and 99.2, respectively, and incorporated herein by reference.

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

Item 8.01. Other Events.

On May 3, 2005, Valley Forge issued a press release announcing the execution of the Merger Agreement. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

On May 3, 2005, Valley Forge distributed an internal memorandum to its employees announcing the execution of the Merger Agreement. The internal memorandum is attached as Exhibit 99.2 and is incorporated herein by reference.

Forward-Looking Statements

Some statements in this announcement may be "forward-looking statements" for the purposes of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by words such as "believe", "expect", "anticipate", "plan", "potential", "continue" or similar expressions. Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements, including but not limited to: (i) the possibility that the transaction will not close or that the closing will be delayed due to regulatory review or other factors; (ii) the challenges and costs of combining the operations and personnel of Synergetics with Valley Forge; (iii) the ability to attract and retain highly qualified employees; (iv) competitive factors, including pricing pressures; (v) reaction of customers of Valley Forge and Synergetics and end-users of their products and related risks of maintaining pre-existing relationships of Valley Forge and Synergetics; (vi) fluctuating currency exchange rates; (vii) adverse changes in general economic or market conditions; and (viii) other one-time events and other important factors disclosed previously and from time to time in Valley Forge's filings with the SEC and to be more specifically set forth in the Joint Proxy Statement/Prospectus to be filed with the SEC. Valley Forge disclaims any obligation to update any forward-looking statements after the date of this release.

Additional Information and Where to Find It

Valley Forge Scientific Corp. intends to file a Joint Proxy Statement/Prospectus in connection with the merger transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors and security holders may obtain a free copy of the Joint Proxy Statement/Prospectus (when it is available) and other documents filed by Valley Forge Scientific Corp. with the SEC at the SEC's web site at http://www.sec/gov. Free copies of the joint proxy statement/prospectus, once available, and other documents may also be obtained for free from Valley Forge Scientific Corp. investor relations department.

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

Participants in the Solicitation

Valley Forge Scientific Corp. and Synergetics, Inc., and their respective directors, officers and other employees, may be deemed to be participants in the solicitation of proxies from the shareholders of Valley Forge Scientific Corp. and Synergetics, Inc. with respect to the transactions contemplated by the Merger Agreement. Information regarding Valley Forge Scientific Corp.'s officers and directors is included in Valley Forge Scientific Corp.'s Annual Report on Form 10-K for the fiscal year ended September 30, 2004. These documents are available free of charge at the SEC's web site at http://www.sec.gov and from Valley Forge Scientific Corp.'s investor relations department at telephone number 610.666.7500.

Item 9.01  Financial Statements and Exhibits.

(c)        Exhibits.

Exhibit
Number     Description
------     -----------

 2.1 Agreement and Plan of Merger by and among Valley Forge Scientific Corp., Synergetics Acquisition Corporation and Synergetics, Inc. dated May 2, 2005

10.1 Valley Forge Voting Agreement among certain shareholders of Valley Forge Scientific Corp., Valley Forge Scientific Corp. and Synergetics, Inc. dated May 2, 2005.

10.2 Synergetics Voting Agreement among certain shareholders of Synergetics, Inc., Valley Forge Scientific Corp. and Synergetics, Inc. dated May 2, 2005.

99.1       Press Release, dated May 3, 2005.

99.2 Internal Memorandum to Valley Forge Scientific Corp.'s employees, dated May 3, 2005.

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

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 4, 2005

                                       VALLEY FORGE SCIENTIFIC CORP.
                                                (Registrant)


                                       By: /s/ JERRY L. MALIS
                                           -------------------------------------
                                           Jerry L. Malis, President and
                                           Chief Executive Officer


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